                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 July 21, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                           Factory Card Outlet Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    21859                    36-3652087
------------------------          ------------            -------------------
(State of incorporation)          File Number)            Identification No.)


                  2727 Diehl Road, Naperville, Illinois  60563
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                 (630) 579-2000
                        -------------------------------
                        (Registrant's telephone number)

ITEM 5. OTHER EVENTS.

     On July 21, 1998, Factory Card Outlet Corp. (the "Registrant") announced that it has revised its second quarter expectations and that it has amended its existing credit facility and entered into an agreement for an additional $10 million credit facility. In connection with the new facility, the Registrant granted warrants to purchase 215,000 shares of its common stock at an exercise price of $7.50 per share.

     A copy of the Registrant's press release, dated July 21, 1998, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     A copy of the (i) First Amendment dated July 17, 1998 to the Loan and Security Agreement dated as of January 30, 1998 between BankBoston Retail Finance Inc. as agent for the lenders named therein, and Factory Card Outlet of America, Ltd., (ii) Term Loan and Security Agreement dated July 17, 1998 between Back Bay Capital, LLC and Factory Card Outlet of America, Ltd., (iii) Warrant Purchase Agreement dated July 17, 1998 between the Registrant and Back Bay Capital, LLC, MLQ Investors, L.P. and FINOVA Capital Corporation, (iv) Warrant dated July 17, 1998 between the Registrant and Back Bay Capital, LLC,
(v) Warrant dated July 17, 1998 between the Registrant and Goldman Sachs & Co. and (vi) Warrant dated July 17, 1998 between the Registrant and FINOVA Capital Corporation is attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO.  DESCRIPTION
-----------  -----------
99.1         Press Release of Factory Card Outlet Corp. issued July 21, 1998.

10.1         First Amendment dated July 17, 1998 to Loan and Security
             Agreement dated January 30, 1998 between BankBoston Retail
             Finance Inc., as agent for the lenders named therein, and Factory Card Outlet of America, Ltd.

10.2         Term Loan and Security Agreement dated July 17, 1998 between
             Back Bay Capital, LLC and Factory Card Outlet of America, Ltd.

10.3         Warrant Purchase Agreement dated July 17, 1998 between the
             Registrant and Back Bay Capital, LLC, MLQ Investors, L.P. and
             FINOVA Capital Corporation.

10.4         Warrant dated July 17, 1998 between the Registrant and Back Bay
             Capital, LLC.

10.5         Warrant dated July 17, 1998 between the Registrant and Goldman
             Sachs & Co.

10.6         Warrant dated July 17, 1998 between the Registrant and FINOVA
             Capital Corporation.

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FACTORY CARD OUTLET CORP.



                                       By: /s/ Stewart M. Kasen
                                           -------------------------
                                           Stewart M. Kasen
Dated: July 20, 1998                       President

                                 EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION
-----------  -----------
99.1         Press Release of Factory Card Outlet Corp. issued July 21, 1998.

10.1         First Amendment dated July 17, 1998 to Loan and Security
             Agreement dated January 30, 1998 between BankBoston Retail
             Finance Inc., as agent for the lenders named therein, and Factory Card Outlet of America, Ltd.

10.2         Term Loan and Security Agreement dated July 17, 1998 between
             Back Bay Capital, LLC and Factory Card Outlet of America, Ltd.

10.3         Warrant Purchase Agreement dated July 17, 1998 between the
             Registrant and Back Bay Capital, LLC, MLQ Investors, L.P. and
             FINOVA Capital Corporation.

10.4         Warrant dated July 17, 1998 between the Registrant and Back Bay
             Capital, LLC.

10.5         Warrant dated July 17, 1998 between the Registrant and Goldman
             Sachs & Co.

10.6         Warrant dated July 17, 1998 between the Registrant and FINOVA
             Capital Corporation.